UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2025

Allied Gaming & Entertainment Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500
New York, New York 10151
(Address of principal executive offices, including zip code)

(646) 768-4240
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGAE	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2025, Allied Gaming & Entertainment Inc. (the “Company”) received a notice (the “Notice”) from the staff of The Nasdaq Stock Market (“Staff”) indicating that, based on the Company’s non-compliance with Listing Rule 5620(a), which requires the Company to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year end, the Staff determined to initiate procedures to delist the Company’s securities unless the Company requests an appeal to a Nasdaq Hearings Panel (the “Panel”) by June 25, 2025. Additionally, the Staff notified the Company that its non-compliance with Listing Rule 5250(c)(1) for the failure to file its Form 10-Q for the period ended March 31, 2025, serves as a separate and additional basis for delisting, and that the Company should address this concern before the Panel if the Company appeals the Staff’s determination.

On June 25, 2025, the Company submitted a hearing request and extended stay request, which will stay any delisting of the Company’s common stock pending the decision of the Panel or any extension the Panel may provide.

Item 7.01 Regulation FD Disclosure.

On June 25, 2025, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Notice. A copy of the press release is attached hereto as Exhibit 99.1.*

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements under federal securities laws. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in these forward-looking statements. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated June 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED GAMING & ENTERTAINMENT, INC.

Date: June 25, 2025	By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer

Allied Gaming & Entertainment Reports Nasdaq Communication Related to Procedural Delays

Delisting notice as a result of actions taken by dissident stockholder

New York, NY (June 25, 2025) – Allied Gaming & Entertainment, Inc. (NASDAQ: AGAE) (the “Company” or “AGAE”), a global experiential entertainment company, today announced that on June 18, 2025, it received a notice from the staff of The Nasdaq Stock Market (“Staff”) indicating that, based on the Company’s non-compliance with Listing Rule 5620(a), which requires holding an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year end, the Staff determined to initiate procedures to delist the Company’s securities unless the Company requests an appeal to a Nasdaq Hearings Panel (the “Panel”) by June 25, 2025. Additionally, the Staff notified the Company of its non-compliance with Listing Rule 5250(c)(1) for failing to timely file its Form 10-Q for the period ended March 31, 2025 serves as a separate and additional basis for delisting.

On June 25, 2025, the Company submitted a hearing request and extended stay request, which will stay any delisting of the Company’s common stock pending the decision of the Panel or any extension the Panel may provide.

Importantly, the Company wishes to inform shareholders that these administrative delays were not the result of business performance or internal deficiencies, but were the unfortunate collateral consequence of actions taken by activist shareholder Knighted Pastures LLC (“Knighted”), led by Mr. Roy Choi.

Over the past 18 months, Knighted has launched two frivolous lawsuits against the Company, both of which demanded expedited judicial proceedings. These lawsuits have required significant allocation of management’s time and legal resources, disrupted corporate operations, and materially delayed the Company’s ability to finalize disclosures and organize its annual meeting on the originally scheduled timeline in 2024. The Company believes these lawsuits were designed to damage other shareholders’ confidence in the Company and its board of directors, and obstruct the execution of its long-term strategy, for the purpose of pursuing Mr. Choi’s own personal interest.

Despite these disruptions, Allied remains committed to transparency, compliance, and protecting shareholder value. The Company has made meaningful operational progress in 2024 and 2025, including launching new entertainment initiatives and achieving revenue growth, and is confident in its strategic trajectory.

AGAE’s combined 2024/2025 annual meeting of stockholders is now scheduled to take place on August 4, 2025.

AGAE will take all appropriate steps to remain listed on Nasdaq and will continue to act in the best interests of its shareholders.

Advisors
Paul Hastings LLP is serving as legal counsel, MacKenzie Partners, Inc. is serving as proxy solicitor and ADDO IR is serving as strategic communications advisor to AGAE.

About Allied Gaming & Entertainment
Allied Gaming & Entertainment Inc. (Nasdaq: AGAE) is a global experiential entertainment company focused on providing a growing world of gamers and concertgoers with unique experiences through renowned assets, products and services. For more information, visit alliedgaming.gg.

Forward Looking Statements
This communication contains certain forward-looking statements under federal securities laws. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in these forward-looking statements. The inclusion of such information should not be regarded as a representation by the Company, or any person, that the objectives of the Company will be achieved.

IMPORTANT ADDITIONAL INFORMATION REGARDING the 2024/2025 Annual Meeting of Stockholders and Where to Find It
The Company has filed a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2024/2025 Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants
The Company, the President and Chairman, Yangyang Li and each of its non-employee Directors (namely, Mao Sun, Jingsheng (Jason) Lu, Guanzhou (Jerry) Qin, Yushi Guo, Yuanfei (Cliff) Qu and

Chi Zhao) are deemed to be “participants” (as defined in Section 14(a) of the Exchange Act) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our President and Chairman, Yangyang Li and each of its non-employee Directors is set forth in the section titled “Executive and Director Compensation” in the Company’s preliminary proxy statement on Schedule 14A filed on June 24, 2025 (the “Preliminary Proxy”), at pages 34 to 37, and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Ownership of Certain Beneficial Owners, Management and Directors” in the Company’s Preliminary Proxy on pages 42 to 43 and is available here. When filed, supplemental information regarding the participants’ holdings of the Company’s securities can be found in SEC filings on Statements of Change in Ownership on Form 4 available on the Company’s website at https://ir.alliedgaming.gg/sec-filings or through the SEC’s website via the links referenced above. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the 2024/2025 Annual Meeting of Stockholders.

Investor Contact:
Addo Investor Relations
ir@alliedgaming.gg

Bob Marese
MacKenzie Partners, Inc.
1-800-322-2885